EXHIBIT 4.4





                             HARLEYSVILLE GROUP INC.


                             ---------------------

                                  SUBORDINATED
                                   INDENTURE
                                  (For Trusts)


                       Dated as of ________________, 2003

        Providing for Issuance of Subordinated Debt Securities in Series

                             ---------------------





                               ------------------


                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,

                                   as Trustee

                               ------------------





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
ARTICLE 1.        DEFINITIONS AND INCORPORATION BY REFERENCE.....................................................1

         Section 1.01.         Definitions.......................................................................1

         Section 1.02.         Other Definitions.................................................................7

         Section 1.03.         Incorporation by Reference of Trust Indenture Act.................................7

         Section 1.04.         Rules of Construction.............................................................8

         Section 1.05.         Acts of Holders...................................................................8

ARTICLE 2.        THE SECURITIES.................................................................................9

         Section 2.01.         Form and Dating...................................................................9

         Section 2.02.         Amount Unlimited; Issuable in Series.............................................10

         Section 2.03.         Denominations....................................................................13

         Section 2.04.         Execution and Authentication.....................................................13

         Section 2.05.         Registrar and Paying Agent; Appointment of Depositary............................14

         Section 2.06.         Paying Agent to Hold Money in Trust..............................................14

         Section 2.07.         Holder Lists.....................................................................15

         Section 2.08.         Transfer and Exchange............................................................15

         Section 2.09.         Replacement Securities...........................................................18

         Section 2.10.         Outstanding Securities...........................................................19

         Section 2.11.         Treasury Securities..............................................................19

         Section 2.12.         Temporary Securities.............................................................19

         Section 2.13.         Cancellation.....................................................................20

         Section 2.14.         Defaulted Interest...............................................................20

ARTICLE 3.        REDEMPTION AND PREPAYMENT.....................................................................20

         Section 3.01.         Applicability of Article.........................................................20

         Section 3.02.         Selection of Securities to Be Redeemed...........................................20

         Section 3.03.         Notice of Redemption.............................................................21

         Section 3.04.         Effect of Notice of Redemption...................................................22

         Section 3.05.         Deposit of Redemption or Purchase Price..........................................22

         Section 3.06.         Securities Redeemed or Purchased in Part.........................................22

         Section 3.07.         Mandatory Redemption; Sinking Fund...............................................22

ARTICLE 4.        COVENANTS.....................................................................................24

         Section 4.01.         Payment of Securities............................................................24

         Section 4.02.         Maintenance of Office or Agency..................................................24

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
         Section 4.03.         Reports..........................................................................25

         Section 4.04.         Compliance Certificate...........................................................25

         Section 4.05.         Continued Existence..............................................................26

         Section 4.06.         Stay, Extension and Usury Laws...................................................26

         Section 4.07.         Limitation On Dividends; Transactions With Affiliates............................26

         Section 4.08.         Certain Additional Covenants.....................................................27

         Section 4.09.         Interest.........................................................................27

ARTICLE 5.        SUCCESSORS....................................................................................28

         Section 5.01.         Merger, Consolidation, or Sale of Assets.........................................28

         Section 5.02.         Successor Person Substituted.....................................................28

ARTICLE 6.        DEFAULTS AND REMEDIES.........................................................................29

         Section 6.01.         Events of Default................................................................29

         Section 6.02.         Acceleration.....................................................................30

         Section 6.03.         Other Remedies...................................................................31

         Section 6.04.         Waiver of Past Defaults; Rescission of Acceleration..............................31

         Section 6.05.         Control by Majority..............................................................31

         Section 6.06.         Limitation on Suits..............................................................32

         Section 6.07.         Rights of Holders of Securities to Receive Payment...............................32

         Section 6.08.         Collection Suit by Trustee.......................................................33

         Section 6.09.         Trustee May File Proofs of Claim.................................................33

         Section 6.10.         Priorities.......................................................................33

         Section 6.11.         Undertaking for Costs............................................................34

ARTICLE 7.        TRUSTEE.......................................................................................34

         Section 7.01.         Duties of Trustee................................................................34

         Section 7.02.         Rights of Trustee................................................................35

         Section 7.03.         Individual Rights of Trustee.....................................................36

         Section 7.04.         Trustee's Disclaimer.............................................................36

         Section 7.05.         Notice of Defaults...............................................................36

         Section 7.06.         Reports by Trustee to Holders of the Securities..................................36

         Section 7.07.         Compensation and Indemnity.......................................................37

         Section 7.08.         Replacement of Trustee...........................................................37

         Section 7.09.         Successor Trustee by Merger, etc.................................................39

         Section 7.10.         Eligibility; Disqualification....................................................39

                                       ii

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
         Section 7.11.         Preferential Collection of Claims Against Company................................39

ARTICLE 8.        LEGAL DEFEASANCE AND COVENANT DEFEASANCE; SATISFACTION AND DISCHARGE..........................39

         Section 8.01.         Option to Effect Legal Defeasance or Covenant Defeasance; Alternative
                               Satisfaction and Discharge.......................................................39

         Section 8.02.         Legal Defeasance and Discharge...................................................41

         Section 8.03.         Covenant Defeasance..............................................................41

         Section 8.04.         Conditions to Legal or Covenant Defeasance.......................................42

         Section 8.05.         Deposited Money and U.S. Government Obligations to be Held in Trust;
                               Other Miscellaneous Provisions...................................................43

         Section 8.06.         Repayment to Company.............................................................43

         Section 8.07.         Reinstatement....................................................................44

ARTICLE 9.        AMENDMENT, SUPPLEMENT AND WAIVER..............................................................44

         Section 9.01.         Without Consent of Holders of Securities.........................................44

         Section 9.02.         With Consent of Holders of Securities............................................45

         Section 9.03.         Compliance with Trust Indenture Act..............................................47

         Section 9.04.         Revocation and Effect of Consents................................................47

         Section 9.05.         Notation on or Exchange of Securities............................................47

         Section 9.06.         Trustee to Sign Amendments, etc..................................................48

ARTICLE 10.       SUBORDINATION.................................................................................48

         Section 10.01.        Agreement to subordinate.........................................................48

         Section 10.02.        Certain definitions..............................................................48

         Section 10.03.        Liquidation; Dissolution; Bankruptcy.............................................48

         Section 10.04.        Default on Designated Senior Debt................................................49

         Section 10.05.        Acceleration of Securities.......................................................50

         Section 10.06.        When Distribution Must Be Paid Over..............................................50

         Section 10.07.        Notice by Company................................................................50

         Section 10.08.        Subrogation......................................................................51

         Section 10.09.        Relative Rights..................................................................51

         Section 10.10.        Subordination May Not Be Impaired By Company.....................................51

         Section 10.11.        Distribution or Notice to Representative.........................................51

         Section 10.12.        Rights of Trustee and Paying Agent...............................................52

         Section 10.13.        Authorization to Effect Subordination............................................52
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
ARTICLE 11.       EXTENSION OF INTEREST PAYMENT PERIOD..........................................................52

         Section 11.01.        Applicability of Article.........................................................52

         Section 11.02.        Extension of Interest Payment Period.............................................52

         Section 11.03.        Notice of Extension..............................................................53

ARTICLE 12.       MEETINGS OF HOLDERS...........................................................................54

         Section 12.01.        Purposes for Which Meeting May Be Called.........................................54

         Section 12.02.        Call, Notice and Place of Meetings...............................................54

         Section 12.03.        Persons Entitled to Vote at Meetings.............................................54

         Section 12.04.        Quorum; Action...................................................................55

         Section 12.05.        Determination of Voting Rights; Conduct and Adjournment of Meetings..............55

         Section 12.06.        Counting Votes and Recording Action of Meetings..................................56

         Section 12.07.        Article Subject To Other Provisions..............................................57

ARTICLE 13.       MISCELLANEOUS.................................................................................57

         Section 13.01.        Trust Indenture Act Controls.....................................................57

         Section 13.02.        Notices..........................................................................57

         Section 13.03.        Communication by Holders of Securities with Other Holders of Securities..........58

         Section 13.04.        Certificate and Opinion as to Conditions Precedent...............................58

         Section 13.05.        Statements Required in Certificate or Opinion....................................58

         Section 13.06.        Rules by Trustee and Agents......................................................59

         Section 13.07.        No Personal Liability of Directors, Officers, Employees and Stockholders.........59

         Section 13.08.        Governing Law....................................................................59

         Section 13.09.        No Adverse Interpretation of Other Agreements....................................59

         Section 13.10.        Successors.......................................................................59

         Section 13.11.        Severability.....................................................................59

         Section 13.12.        Counterpart Originals............................................................60

         Section 13.13.        Table of Contents, Headings, etc.................................................60

         Section 13.14.        Acknowledgment of Rights.........................................................60


                                   TIE SHEET*

Reconciliation and Tie Between the Trust Indenture Act ("TIA") and Indenture dated as of _______________ between Harleysville Group Inc. and J.P. Morgan Trust Company, National Association, as Trustee.



TIA SECTION                                           INDENTURE SECTION
-----------                                           -----------------

310(a)(1)                                             7.10

310(a)(2)                                             7.10

310(a)(3)                                             N/A

310(a)(4)                                             N/A

310(a)(5)                                             7.10

310(b)                                                7.03, 7.08, 7.10

310(c)                                                N/A

311(a)                                                7.11

311(b)                                                7.11

311(c)                                                N/A

312(a)                                                2.07

312(b)                                                13.03

312(c)                                                13.03

313(a)                                                7.06

313(b)                                                7.06

313(c)                                                7.06, 13.02

313(d)                                                7.06

314(a)                                                4.03

314(b)                                                N/A

314(c)                                                4.04, 13.05

314(d)                                                N/A

314(e)                                                13.05

314(f)                                                N/A

315(a)                                                7.01

315(b)                                                7.05

315(c)                                                7.01

315(d)                                                7.01

315(e)                                                6.11

316(a)(1)                                             6.04, 6.05

316(a)(2)                                             N/A

316(a) last sentence                                  2.11

316(b)                                                6.07

317(a)                                                6.08, 6.09

317(b)                                                2.06

318                                                   13.01

--------------------

* This reconciliation and tie sheet, shall not, for any purpose, be deemed to be part of this Indenture and shall not affect the interpretation of any of its terms or provisions.

                  INDENTURE dated as of __________________ between Harleysville Group Inc., a Delaware corporation, and J.P. Morgan Trust Company, National Association, as Trustee.

                  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its secured or unsecured subordinated debentures, notes, bonds or other evidences of indebtedness ("SECURITIES"), including, without limitation, junior subordinated deferrable interest debentures or other Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more Trusts (as defined herein) of preferred beneficial interests in the assets of such Trusts (the "Preferred Securities") and common beneficial interests in the assets of such Trusts (the "Common Securities" and, collectively with the Preferred Securities, the "Trust Securities"), unlimited as to principal amount, to bear such rates of interest, to mature at such time or times, to be issued in one or more series and to have such other provisions as shall be fixed as hereinafter provided.

                  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                  The Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder that are required to be part of this Indenture and, to the extent applicable, shall be governed by such provisions.

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities:

                                   ARTICLE 1.
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

SECTION 1.01.     DEFINITIONS.

                  "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided, however, that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

                  "ADMINISTRATIVE TRUSTEE" has the meaning set forth in the Trust Agreement of the applicable Selective Capital Trust.

                  "AGENT" means any Registrar or Paying Agent.

                  "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

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                  "BOARD" or "BOARD OF  DIRECTORS"  means the Board of Directors of the Company or any authorized committee of the Board of Directors.

                  "BOARD   RESOLUTION"  means  a  resolution  of  the  Board  of
Directors.

                  "BUSINESS DAY" means any day other than a Legal Holiday.

                  "CAPITAL LEASE OBLIGATION" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMON STOCK" means the Company's Common Stock, par value $2.00 per share.

                  "COMPANY"   means   Harleysville   Group   Inc.,   a  Delaware
corporation, and any and all successors thereto.

                  "CORPORATE TRUST OFFICE OF THE TRUSTEE" shall be the address of the Trustee specified in Section 13.02 hereof or such other address as to which the Trustee may give notice to the Company.

                  "CREDIT FACILITY" means the Company's principal bank or institutional credit facility as identified in any supplemental indenture establishing a series of Securities, including any amendment, supplement, modification, restatement, replacement, refunding or refinancing.

                  "CUSTODIAN" means the Trustee, as custodian with respect to Securities in global form, or any successor entity thereto.

                  "DEFAULT" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

                  "DEPOSITARY" means, with respect to any series of Securities issuable or issued in whole or in part in global form, the Person specified in
Section 2.05 hereof as the Depositary with respect to the Global Securities of that series, and any and all successors thereto registered and in good standing as a clearing agency under the Exchange Act, appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means United States generally accepted accounting principles.

                  "GLOBAL SECURITIES" means, individually and collectively, the Securities issued in global form issued in accordance with Sections 2.01 and
2.08 hereof.

                  "HEDGING OBLIGATIONS" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

                  "HOLDER"   means  a  Person  in  whose  name  a  Security   is
registered.

                  "INDEBTEDNESS" means, with respect to any Person, any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, securities, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing any Capital Lease Obligations or the balance deferred and unpaid of the purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing indebtedness (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all indebtedness of others secured by a lien on any asset of such Person (whether or not such indebtedness is assumed by such Person) and, to the extent not otherwise included, the guarantee by such Person of any indebtedness of any other Person. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date; provided that the amount outstanding at any time of any Indebtedness issued with original issue discount is the full amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP. The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness issued with original issue discount and (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness.

                  "INDENTURE" means this Subordinated Indenture, as amended and restated hereby or as amended, waived or supplemented from time to time and shall include and incorporate by reference the forms and terms of particular series of Securities established as contemplated hereunder.

                  "INDIRECT PARTICIPANT" means a Person who holds a beneficial interest in a Global Security through a Participant.

                  "INTEREST   PAYMENT  DATE"  when  used  with  respect  to  any
Security, means the Stated Maturity of an installment of interest on such Security.

                  "LEGAL HOLIDAY" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

                  "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable (1) under this Indenture or the applicable Securities, or (2) under Senior Debt.

                  "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Assistant Secretary, any Vice President or any Assistant Vice President of such Person.

                  "OFFICERS' CERTIFICATE" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company, that meets the requirements of
Section 13.05 hereof.

                  "OPINION OF COUNSEL" means an opinion from legal counsel that meets the requirements of Section 13.05 hereof. The counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

                  "PARI PASSU SERIES" means, with reference to any series of Securities, all series of Securities (including the referent series) that by their terms rank on a parity in right of payment with the referent series, except that no series that is convertible into equity securities of the Company is a Pari Passu Series with reference to any series that is not so convertible.

                  "PARTICIPANT" means, with respect to the Depositary, a Person who has an account with the Depositary.

                  "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

                  "PROPERTY TRUSTEE" has the meaning set forth in the Trust Agreement of the applicable Trust.


                  "RESPONSIBLE OFFICER" when used with respect to the Trustee, means any officer within the Institutional Trust Services department of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case who is the officer responsible for the administration of this Indenture, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "SEC" means the Securities and Exchange Commission.

                  "SECURITIES" has the meaning assigned to it in the preamble to this Indenture.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SENIOR BANK DEBT" means the Indebtedness (including letters of credit) outstanding under the Credit Facility as such agreement may be restated, further amended, supplemented or otherwise modified or replaced from time to time hereafter, together with any refunding or replacement of such Indebtedness.

                  "SENIOR DEBT" means any Indebtedness unless the instrument under which such Indebtedness is incurred expressly provides that it is on a parity with or subordinated in right of payment to the Securities. Without limiting the generality of the foregoing, Senior Debt includes Obligations under the Credit Facility, Obligations under the Senior Indenture, Obligations under the Senior Subordinated Indenture, and Obligations under any securities issued under the Senior Indenture or the Senior Subordinated Indenture. Notwithstanding anything to the contrary in the foregoing, Senior Debt will not include (a) any liability for federal, state, local or other taxes owed or owing by the Company,
(b) any Indebtedness of the Company to any of its Subsidiaries or other Affiliates, including all other debt securities and guarantees in respect to those debt securities, issued to any other trust, or a trustee of such trust, partnership or other entity affiliated with the Company that is a financing vehicle of the Company (a "financing entity") in connection with the issuance by such financing entity of Trust Preferred Securities or other securities that rank PARI PASSU with, or junior to, the Trust Preferred Securities, (c) any trade payables or (d) any Indebtedness that is incurred in violation of this Indenture.

                  "SENIOR INDENTURE" means the Senior Indenture dated the date hereof between the Company and J.P. Morgan Trust Company, National Association, as Trustee, as amended, modified or supplemented from time to time.

                  "SENIOR SUBORDINATED INDENTURE" means the Senior Subordinated Indenture dated the date hereof between the Company and J.P. Morgan Trust Company, National Association, as Trustee, as amended, modified or supplemented from time to time.

                  "SIGNIFICANT SUBSIDIARY" means any Subsidiary that would be a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the date of this Indenture.

                  "STATED MATURITY" means, with respect to any interest or principal on any series of Securities, the date on which such payment of interest or principal is scheduled to be paid thereon by its terms as in effect from time to time, and does not include any contingent obligation to repay, redeem or repurchase any such interest or principal prior to the date scheduled for the payment thereof.

                  "SUBSIDIARY" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries (of such Person or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such a Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof.)

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb as amended) as in effect on the date on which this Indenture is qualified under the TIA.

                  "TRUSTEE" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

                  "TRUST AGREEMENT" means the governing instrument of a Trust.

                  "TRUST COMMON SECURITIES" means undivided beneficial interests in the assets of a Trust which rank PARI PASSU with Trust Preferred Securities; PROVIDED, HOWEVER, that upon the occurrence of an Event of Default, the rights of holders of Trust Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Trust Preferred Securities.

                  "TRUST COMMON SECURITIES GUARANTEE" means any guarantee that the Company may enter into with any Person or Persons that operate directly or indirectly for the benefit of holders of Trust Common Securities.

                  "TRUST PREFERRED SECURITIES" means undivided beneficial interests in the assets of a Trust which rank PARI PASSU with the Trust Common Securities whether or not designated for the purposes of identification as preferred securities or capital securities; PROVIDED, HOWEVER, that upon the occurrence of an Event of Default, the rights of holders of Trust Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of Trust Preferred Securities.

                  "TRUST PREFERRED SECURITIES GUARANTEE" means any guarantee that the Company may enter into with the Trustee or other Persons that operate directly or indirectly for the benefit of holders of Trust Preferred Securities.

                  "TRUST SECURITIES" means Trust Common Securities and Trust Preferred Securities.

                  "TRUSTS" means, collectively, Harleysville Group Capital Trust I, a Delaware statutory trust, and Harleysville Group Capital Trust II, a Delaware statutory trust or any other similar trust created for the purpose of issuing Trust Securities and to use the proceeds from the sale thereof to purchase Securities issued under this Indenture.

                  "U.S. GOVERNMENT OBLIGATIONS" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the

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U.S.  Government  Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

SECTION 1.02.      OTHER DEFINITIONS


                                                   Defined in
Term                                               Section
"Act".........................................        1.05
"Additional Interest".........................        2.14
"Additional Sums".............................        4.09
"Authentication Order"........................        2.04
"Covenant Defeasance".........................        8.03
"custodian"...................................        6.01
"Designated Senior Debt"......................       10.02
"distribution"................................       10.02
"Event of Default"............................        6.01
"Legal Defeasance"............................        8.02
"mandatory sinking fund payment"..............        3.07
"Notice of Default"...........................        6.01
"optional sinking fund payment"...............        3.07
"Outstanding".................................        8.02
"Paying Agent"................................        2.05
"Payment Blockage Notice".....................       10.04
"Registrar"...................................        2.05
"Representative"..............................       10.02
"sinking fund payment date"...................        3.07


SECTION 1.03.     INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

                  The following TIA terms used in this Indenture have the following meanings:

                  "INDENTURE SECURITY HOLDER" means a Holder of a Security;

                  "indenture to be qualified" means this Indenture;

                  "indenture trustee" or "institutional trustee" means the Trustee;

                  "OBLIGOR"  on  the  Securities   means  the  Company  and  any
successor obligor upon the Securities.

                  All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein have the meanings so assigned to them.

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SECTION 1.04.     RULES OF CONSTRUCTION.

                  For the purposes of this Indenture, unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with United States generally accepted accounting principles;

                  (3)      "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular;

                  (5) provisions  apply to successive  events and  transactions;
and

                  (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement of successor sections or rules adopted by the SEC from time to time.

SECTION 1.05.      ACTS OF HOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders, in person or by an agent duly appointed in writing or may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article 12, or a combination of such instruments or record and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section and Section 12.06. The record of any meeting of Holders shall be proved in the manner provided in Section 12.06.

         (b) Without limiting the generality of this Section, unless otherwise provided in or pursuant to this Indenture, a Holder, including a Depositary that is a Holder of a Global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders, and a Depositary that is a Holder of a Global Security may provide its proxy or proxies to the beneficial owners of interests in any such Global Security through such Depositary's standing instructions and customary practices.

         (c) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

         (d) The ownership of Securities shall be proved by the Register.

                                   Article 2.
                                 THE SECURITIES

SECTION 2.01.     FORM AND DATING.

         (a) GENERAL. The Securities of each series shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities exchange, organizational document, governing instrument or law or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution of the Securities. If temporary Securities of any series are issued as permitted by Section 2.12, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of the certificate, together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities shall be delivered to the Trustee at or prior to the delivery of the Authentication Order contemplated by Section 2.04 for the authentication and delivery of such Securities. The Trustee's certificate of authentication shall be in substantially the following form:

                  This is one of the Securities of the series described in the within-mentioned Indenture.

                                J.P. Morgan Trust Company, National Association, as Trustee

                                By:      ___________________________________
                                         Authorized Signatory

         (b) GLOBAL SECURITIES. If Securities of or within a series are issuable in whole or in part in global form, any such Security may provide that it shall represent the aggregate or specified amount of outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of outstanding Securities represented thereby, shall be made in such manner and by such Person or Persons as shall be specified therein or upon the written order of the Company signed by an Officer to be delivered to the Trustee pursuant to Section 2.04 or 2.12. Subject to the provisions of
Section 2.04, Section 2.12, if applicable, and Section 2.08, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable written order of the Company signed by an Officer. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing.

                  The provisions of the last paragraph of Section 2.04 shall apply to any Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with a written instructions with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last paragraph of Section 2.04.

                  Notwithstanding the provisions of this Section 2.01, unless otherwise specified as contemplated by Section 2.02, payment of principal of, premium, if any, and interest on any Security in permanent global form shall be made to the Holder thereof.

SECTION 2.02.      AMOUNT UNLIMITED; ISSUABLE IN SERIES

         (a)  The  aggregate   principal  amount  of  Securities  which  may  be
authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

         (b) The following matters shall be established with respect to each series of Securities issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and set forth, or determined in the manner provided, in an Officers' Certificate or (iii) in one or more indentures supplemental hereto:

                  (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other series of Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.08, 2.09, 2.12, 3.06 or
9.05 or any Securities that, pursuant to Section 2.04, are deemed never to have been authenticated and delivered hereunder);

                  (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable or the method or methods of determination thereof;

                  (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method or methods by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, the right, if any, of the Company to defer or extend an Interest Payment Date, the record date, if any, for the interest payable on any Security on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months;

                  (5) the place or places where the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer, Securities of the series may be surrendered for exchange and notices and demands to or upon the Company in respect of the Securities of the series and this Indenture may be served and notices to Holders pursuant to Section 13.02 will be published;

                  (6) the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in Section 3.03, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

                  (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, the currency or currencies (including currency unit or units) in which, and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (9) if other than U.S. dollars, the currency or currencies (including currency unit or units) in which the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated, and the particular provisions applicable;

                  (10) if the payments of principal of, premium, if any, or interest, if any, on the Securities of the series are to be made, at the election of the Company or a Holder, in a currency or currencies (including currency unit or units) other than that in which such Securities are denominated or designated to be payable, the currency or currencies (including currency unit or units) in which such payments are to be made, the terms and conditions of such payments and the manner in which the exchange rate with respect to such payments shall be determined, and the particular provisions applicable thereto;

                  (11) if the amount of payments of principal of, premium, if any, and interest, if any, on the Securities of the series shall be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on a currency or currencies (including currency unit or units) other than that in which the Securities of the series are denominated or designated to be payable), the index, formula or other method by which such amounts shall be determined and any special voting or defeasance provisions in connection therewith;

                  (12) if other than the principal amount thereof, the portion of the principal amount of such Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to Section 6.02 or the method by which such portion shall be determined;

                  (13) the Person to whom any interest on any Security of the series shall be payable;

                  (14) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                  (15) any deletions from, modifications of or additions to the Events of Default set forth in Section 6.01 or covenants of the Company set forth in Article 4 pertaining to the Securities of the series;

                  (16) under what circumstances, if any, and with what procedures and documentation the Company will pay additional amounts on the Securities of that series held by a Person who is not a U.S. Person (including any definition of such term) in respect of taxes, assessments or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

                  (17) the forms of the Securities of the series;

                  (18) the applicability, if any, to the Securities of the series of Sections 8.02 and 8.03, or such other means of defeasance or covenant defeasance as may be specified for the Securities of such series;

                  (19) if other than the Trustee, the identity of the Registrar and any Paying Agent;

                  (20) if the Securities of the series shall be issued in whole or in part in global form, (A) the Depositary for such Global Securities, (B) whether beneficial owners of interests in any Securities of the series in global form may exchange such interests for certificated Securities of such series, to be registered in the names of or to be held by such beneficial owners or their nominees and to be of like tenor of any authorized form and denomination, and
(C) if other than as provided in Section 2.08, the circumstances under which any such exchange may occur;

                  (21) the designation of the Depositary;

                  (22)  any  restrictions  on  the  registration,   transfer  or
exchange of the Securities;

                  (23)  if  the  Securities  of the  series  may  be  issued  or delivered (whether upon original issuance or upon exchange of a temporary Security of such series or otherwise), or any installment of principal or interest is payable, only upon receipt of certain certificates or other documents or satisfaction of other conditions in addition to those specified in this Indenture, the form and terms of such certificates, documents or conditions;

                  (24) the terms and conditions of any right to convert or exchange Securities of the series into or for other securities or property of the Company;

                  (25) whether the Securities are secured or unsecured, and if secured, the security and related terms in connection therewith (which shall be provided for in a separate security agreement and/or other appropriate documentation);

                  (26) the relative degree, if any, to which the Securities of the series shall be senior to or be subordinated to other series of Securities in right of payment, whether such other series of Securities are outstanding or not;

                  (27) any modification of the subordination provisions of this Indenture (including applicable definitions) that are to apply to Securities of the series; and

                  (28) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture) including any terms which may be required by or advisable under United States laws or regulations or advisable (as determined by the Company) in connection with the marketing of Securities of the series.

         (c) All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and set forth, or determined in the manner provided, in the related Officers' Certificate or
(iii) in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series.

         (d) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.

SECTION 2.03.     DENOMINATIONS.

                  Unless otherwise provided as contemplated by Section 2.02, Securities of a series denominated in Dollars shall be issuable in denominations of U.S. $1,000 and any integral multiple thereof. Securities denominated in a foreign currency shall be issuable in such denominations as are established with respect to such Securities in or pursuant to this Indenture.

SECTION 2.04.     EXECUTION AND AUTHENTICATION.

                  An Officer shall sign the Securities for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Security no longer holds that office at the time a Security is authenticated, the Security shall nevertheless be valid.

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

                  A Security shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  The Trustee shall, upon a written order of the Company signed by an Officer (an "AUTHENTICATION ORDER"), together with an Officer's Certificate and an Opinion of Counsel, authenticate Securities for original issue in the aggregate principal amount stated in the Authentication Order. The Officer's Certificate and Opinion of Counsel shall each state that all conditions precedent provided for or relating to the issuance of such Securities have been complied with.

                  The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company.

                  Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.13 together with a written statement stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

SECTION 2.05.     REGISTRAR AND PAYING AGENT; APPOINTMENT OF DEPOSITARY.

                  The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("REGISTRAR") and an office or agency where Securities may be presented for payment ("PAYING AGENT"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "REGISTRAR" includes any co-registrar and the term "PAYING AGENT" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall promptly notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

                  The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Securities.

                  The Company initially appoints the Trustee to act as the Registrar and Paying Agent with respect to the Securities and to act as Custodian with respect to the Global Securities.

SECTION 2.06.     PAYING AGENT TO HOLD MONEY IN TRUST.

                  The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the

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

benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or interest (including Additional Interest) on the Securities or other payment (including Additional Sums) in respect of the Securities or otherwise held by it as Paying Agent, and will notify the Trustee of any default by the Company in making any such payment when due. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Securities.

SECTION 2.07.     HOLDER LISTS.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA ss.312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of Securities, and the Company shall otherwise comply with TIA ss.312(a).

SECTION 2.08.      TRANSFER AND EXCHANGE.

         (a) Upon surrender for registration of transfer of any certificated Security of any series at the office or agency maintained pursuant to Section
4.02 in a place of payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new certificated Securities of the same series, of any authorized denominations and of a same aggregate principal amount and like tenor and containing identical terms and provisions.

         (b) At the option of the Holder, Securities of any series (except a Security in global form) may be exchanged for other Securities of the same series, of any authorized denominations, of a same aggregate principal amount and like tenor and containing identical terms and provisions, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         (c) Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in certificated form, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         (d) If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be registered and in good standing as a clearing agency under the Exchange Act, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor
Depositary for the Securities of such series is not appointed by the Company prior to the resignation of the Depositary and, in any event, within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's designation of the Depositary pursuant to Section 2.02(b)(21) shall no longer be effective with respect to the Securities of such series and the Company shall execute, and the Trustee, upon receipt of an Authentication Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

         (e) The Company may at any time in its sole discretion determine that all (but not less than all) Securities of a series issued in global form shall no longer be represented by such a Security or Securities in global form. In such event the Company shall execute, and the Trustee, upon receipt of an Authentication Order for the authentication and delivery of certificated Securities of such series of like tenor, shall authenticate and deliver, Securities of such series of like tenor in certificated form, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Security or Securities of such series of like tenor in global form in exchange for such Security or Securities in global form.

         (f) If specified by the Company pursuant to Section 2.02 with respect to a series of Securities, the Depositary for such series may surrender a Security in global form of such series in exchange in whole or in part for Securities of such series in certificated form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

                  (i) to each Person specified by such depositary a new certificated Security or Securities of the same series of like tenor, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Security in global form;

                                            and

                  (ii) to such  Depositary a new Security in global form of like tenor in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of certificated Securities delivered to Holders thereof.

         (g) Upon the exchange of a Security in global form for Securities in certificated form, such Security in global form shall be canceled by the Trustee. Securities in certificated form issued in exchange for a Security in

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

global form pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or Indirect Participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

         (h) Whenever any Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         (i) All Securities issued upon any registration of transfer or upon any exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         (j) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

         (k) No service charge shall be made for any registration of transfer or for any exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 2.12 or 3.06 not involving any transfer.

         (l) The Company shall not be required (i) to issue, register the transfer of, or exchange any Securities for a period beginning at the opening of business 15 days before any selection for redemption of Securities of like tenor and of the series of which such Security is a part and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of Securities of like tenor and of such series to be redeemed; or (ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         (m) The foregoing provisions relating to registration, transfer and exchange may be modified, supplemented or superseded with respect to any series of Securities by a Board Resolution or in one or more indentures supplemental hereto.

         (n) The following legend shall appear on the face of all Global Securities unless specifically stated otherwise in the applicable provision of this Indenture:

         "THIS GLOBAL SECURITY IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND, UNLESS AND UNTIL IT IS EXCHANGED FOR SECURITIES IN DEFINITIVE FORM IN ACCORDANCE WITH THE INDENTURE, (I) IS NOT TRANSFERABLE EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO

         THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR SUCCESSOR NOMINEE, AND (II) MAY NOT BE EXCHANGED OR CANCELLED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE."

         (o) At such time as all  beneficial  interests in a  particular  Global
Security have been exchanged for definitive Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security shall be returned to or retained and canceled by the Trustee in accordance with Section 2.13 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for definitive Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

         (p) Prior to due presentment for the registration of a transfer of any Security, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Securities and for all other purposes, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary. Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

SECTION 2.09.     REPLACEMENT SECURITIES.

                  If any mutilated Security is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Security, the Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Security if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company may charge for its expenses in replacing a Security.

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

                  Every replacement Security is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Securities duly issued hereunder.

SECTION 2.10.     OUTSTANDING SECURITIES.

                  The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section
2.11 hereof, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

                  If a Security is replaced pursuant to Section 2.09 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a "protected purchaser" (within the meaning of Article 8 of the Uniform Commercial Code) or a Person with comparable status under other applicable law.

                  If the principal amount of any Security is considered paid under Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

                  If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Securities payable on that date, then on and after that date such Securities shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.11.     TREASURY SECURITIES.

                  In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that the Trustee knows are so owned shall be so disregarded.

SECTION 2.12.     TEMPORARY SECURITIES.

                  Until  certificates  representing  Securities  are  ready  for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of certificated Securities but may have variations that the Company considers appropriate for temporary Securities and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities.

                  Holders of temporary Securities shall be entitled to all of the benefits of this Indenture.

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

SECTION 2.13.     CANCELLATION.

                  The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Securities (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all canceled Securities shall be delivered to the Company. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.14.     DEFAULTED INTEREST.

                  If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest ("Additional Interest"), to the Persons who are Holders on a subsequent special record date, in each case at the rate provided in the Securities. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Security and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date, PROVIDED that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid. Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                                   ARTICLE 3.
                           REDEMPTION AND PREPAYMENT

SECTION 3.01.     APPLICABILITY OF ARTICLE.

                  The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.02 for Securities of such series.

SECTION 3.02.     SELECTION OF SECURITIES TO BE REDEEMED.

                  If less than all of the Securities of any series are to be redeemed at any time, the Trustee shall select the Securities of such series to be redeemed among the Holders of the Securities of such series in compliance with the requirements of the principal national securities exchange, if any, on which the Securities of such series are listed or, if the Securities of such series are not so listed, to be redeemed among the Holders of Securities of such series on a PRO RATA basis, by lot or by such method as the Trustee deems fair and appropriate; PROVIDED that no Securities of $1,000 or less shall be redeemed in part. In the event of partial redemption by lot, the particular Securities of such series to be redeemed shall be selected, unless otherwise provided herein,

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

not less than 30 days nor more than 60 days prior to the redemption date by the Trustee from the outstanding Securities of the series not previously called for redemption.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of Securities selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Securities of a series of a Holder are to be redeemed, the entire outstanding amount of Securities of such series held by such Holder, even if not a multiple of $1,000, shall be redeemed. A new Security of the same series in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. Securities called for redemption shall become due on the redemption date. On and after the redemption date, interest will cease to accrue on the Securities or portions of them called for redemption. Except as provided in this Section 3.02, provisions of this Indenture that apply to Securities called for redemption shall also apply to portions of Securities called for redemption.

SECTION 3.03.     NOTICE OF REDEMPTION.

                  At least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Securities are to be redeemed at its registered address.

                  The notice shall identify the Securities to be redeemed, including the series thereof, and shall state:

         (a) the redemption date;

         (b) the redemption price;

         (c) the name and address of the Paying Agent;

         (d) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

         (e) that, unless the Company defaults in making such redemption payment, interest on Securities called for redemption will cease to accrue on and after the redemption date;

         (f) that any Security being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date upon surrender of such Security, a new Security or Securities of the same series in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original;

         (g) the paragraph of the Securities and/or Section of this Indenture pursuant to which the Securities called for redemption are being redeemed; and

         (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense; PROVIDED, HOWEVER, that the Company shall have delivered to the Trustee, at least 30 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.04.     EFFECT OF NOTICE OF REDEMPTION.

                  Once notice of redemption is mailed in accordance with Section
3.03 hereof, Securities called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.05.     DEPOSIT OF REDEMPTION OR PURCHASE PRICE.

                  One Business Day prior to 10:00 a.m., Eastern Time, on any redemption date, the Company shall deposit with the Trustee or with the Paying Agent money in immediately available funds sufficient to pay the redemption or purchase price of and accrued interest, if any, on all Securities to be redeemed or purchased on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption or purchase price of, and accrued interest on, all Securities to be redeemed or purchased.

SECTION 3.06.     SECURITIES REDEEMED OR PURCHASED IN PART.

                  Upon surrender of a Security that is redeemed or purchased in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Security of the same series equal in principal amount to the unredeemed or unpurchased portion of the Security surrendered.

SECTION 3.07.     MANDATORY REDEMPTION; SINKING FUND.

                  The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Securities, unless otherwise specified in the terms of a particular series of Securities. If a mandatory or optional sinking fund is specified in the terms of a particular series of Securities, the following provisions will apply thereto (unless otherwise specified):

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." The last date on which any such payment may be made is herein referred to as a "sinking fund payment date."

                  In lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Securities of that series theretofore purchased by the Company and (b) may apply as a credit Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of optional sinking fund payments pursuant to the next succeeding paragraph, in each case in satisfaction of all or any part of any mandatory sinking fund payment, provided that such Securities have not been previously so credited. Each such Security so delivered or applied as a credit shall be credited at the sinking fund redemption price for such Securities and the amount of any mandatory sinking fund shall be reduced accordingly. If the Company intends so to deliver or credit such Securities with respect to any mandatory sinking fund payment it shall deliver to the Trustee at least 30 days prior to the next succeeding sinking fund payment date for such series (a) a certificate signed by any Officer specifying the portion of such sinking fund payment, if any, to be satisfied by payment of cash and the portion of such sinking fund payment, if any, which is to be satisfied by delivering and crediting such Securities and (b) any Securities to be so delivered. All Securities so delivered to the Trustee shall be cancelled by the Trustee and no Securities shall be authenticated in lieu thereof. If the Company fails to deliver such certificate and Securities at or before the time provided above, the Company shall not be permitted to satisfy any portion of such mandatory sinking fund payment by delivery or credit of Securities.

                  At its option the Company may pay into the sinking fund for the retirement of Securities of any particular series, on or before each sinking fund payment date for such series, any additional sum in cash as specified by the terms of such series of Securities. If the Company intends to exercise its right to make any such optional sinking fund payment, it shall deliver to the Trustee at least 30 days prior to the next succeeding sinking fund payment date for such series of Securities a certificate signed by any Officer stating that the Company intends to exercise such optional right and specifying the amount which the Company intends to pay on such sinking fund payment date. If the Company fails to deliver such certificate at or before the time provided above, the Company shall not be permitted to make any optional sinking fund payment with respect to such sinking fund payment date. To the extent that such right is not exercised in any year it shall not be cumulative or carried forward to any subsequent year.

                  If the sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or a lesser sum if the Company shall so request) with respect to the Securities of any particular series, it shall be applied by the Trustee or one or more Paying Agents on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. The Trustee shall select, in the manner provided in Section 3.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to exhaust said cash, as nearly as may be, and the Trustee shall, at the expense and in the name of the Company, thereupon cause notice of redemption of Securities of such series to be given in substantially the manner and with the effect provided in Sections 3.02 and 3.03 for the redemption of Securities of that series in part at the option of the Company, except that the notice of redemption shall also state that the Securities of such series are being redeemed for the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee or any Paying Agent to the redemption of Securities of that series shall be added to the next cash sinking fund payment received by the Trustee or the Paying Agent and, together with such payment, shall be applied in accordance with the provisions of this

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

Section 3.07. Any and all sinking fund moneys held by the Trustee or any Paying Agent on the maturity date of the Securities of any particular series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee or such Paying Agent, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of that series at maturity. On or before each sinking fund payment date, the Company shall pay to the Trustee or to one or more Paying Agents in cash a sum equal to all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date pursuant to this Section. Neither the Trustee nor any Paying Agent shall redeem any Securities of a series with sinking fund moneys, and the Trustee shall not mail any notice of redemption of Securities for such series by operation of the sinking fund, during the continuance of a default in payment of interest on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph), except that if the notice of redemption of any Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee or any paying agent shall redeem such Securities if cash sufficient for that purpose shall be deposited with the Trustee or such paying agent for that purpose in accordance with the terms of this Article 3. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of all such Securities; provided, however, that in case such Event of Default or default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next succeeding sinking fund payment date on which such moneys may be applied pursuant to the provisions of this Section 3.07.

                                   ARTICLE 4.
                                   COVENANTS

SECTION 4.01.     PAYMENT OF SECURITIES.

                  The Company shall pay or cause to be paid the principal of, premium, if any, and interest on the Securities on the dates and in the manner provided in the Securities. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 10:00 a.m., Eastern Time, on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due.

SECTION 4.02.     MAINTENANCE OF OFFICE OR AGENCY.

                  The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-Registrar) where Securities may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Trustee's principal agency in the Borough of Manhattan, the City of New York, which currently is located at -------------------------------------------.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 4.03.    REPORTS.

         (a) Whether or not the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company covenants and agrees to file with the Trustee, and to provide by mail to each Holder, within 15 days after the Company is or would be required to file the same with the SEC, copies of the annual reports, quarterly reports and the information, documents and other reports which the Company is or would be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act.

         (b) The Company covenants and agrees to file with the Trustee and the SEC, in accordance with the rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

         (c) The Company covenants and agrees to furnish to the Trustee within 120 days of the end of each fiscal year, the compliance certificate required by
Section 314(a)(4) of the Trust Indenture Act.

         (d) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.04.     COMPLIANCE CERTIFICATE.

         (a) The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default, Event of Default or other instance of non-compliance with any of the terms of this Indenture shall have occurred, describing all such Defaults, Events of Default or instances of non-compliance of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of, premium, if any, or interest on the Securities is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto.

         (b) The Company shall, so long as any of the Securities are outstanding, deliver to the Trustee, forthwith upon any Officer of the Company becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

         (c) The Company shall file with the Trustee and the SEC, in accordance with the rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture, as may be required from time to time by such rules and regulations.

SECTION 4.05.     CONTINUED EXISTENCE.

                  Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Significant Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Significant Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and any of its Significant Subsidiaries; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Significant Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Significant Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders of the Securities.

SECTION 4.06.    STAY, EXTENSION AND USURY LAWS.

                 The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted.

SECTION 4.07.    LIMITATION ON DIVIDENDS; TRANSACTIONS WITH AFFILIATES.

                 When Securities of any series are issued to a Trust or a trustee of a Trust in connection with the issuance of Trust Securities, and (a) there shall have occurred an Event of Default with respect to such series, or
(b) the Company shall be in default with respect to its payment of any obligations under the Trust Preferred Securities Guarantee or Trust Common Securities Guarantee relating to such Trust, or (c) the Company shall have given notice of its election to exercise its right to extend the interest payment provision pursuant to Section 11.02, then (i) the Company shall not declare or pay any dividend on, make any distribution with respect to, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (other than (A) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Company, (B) any declaration of a dividend in connection with a stockholders' rights plan of the Company, or the issuance of stock under such a plan, or the redemption or repurchase of any rights pursuant thereto, (C) purchases or acquisitions of shares of Common Stock in connection with the satisfaction by the Company of its obligations under any employee benefit or dividend reinvestment plans or any other contractual obligation of the Company (other than a contractual obligation ranking PARI PASSU with or junior to the Securities), (D) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock, or (E) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such Company capital stock or the security being converted or exchanged), (ii) the Company shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank PARI PASSU with or junior to the Securities; and (iii) the Company shall not make any guarantee payments with respect to the foregoing (other than pursuant to the related Trust Preferred Securities Guarantee).

SECTION 4.08.     CERTAIN ADDITIONAL COVENANTS.

                  For so long as Trust Securities remain outstanding, the Company will (i) maintain 100%, direct or indirect, ownership of the Trust Common Securities of each Trust issuing Trust Preferred Securities; PROVIDED, HOWEVER, that any permitted successor of the Company under this Indenture may succeed to the Company's ownership of such Trust Common Securities, (ii) use its reasonable efforts to cause such Trust (a) to remain a statutory trust, except in connection with a distribution of Securities to the holders of Trust Securities in liquidation of such Trust, the redemption of all of the Trust Securities of such Trust or certain mergers, consolidations or amalgamations, each as permitted by the applicable Trust Agreement, and (b) to otherwise continue not to be treated as an association taxable as a corporation for United States Federal income tax purposes and (iii) use its reasonable efforts to cause each holder of Trust Securities to be treated as owning an individual beneficial interest in the Securities.

SECTION 4.09.     INTEREST.

                  If, at any time while a Trust is the Holder of any Securities, such Trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Company will pay as additional interest on the Securities held by such Trust, such additional amounts ("Additional Sums") as shall be required so that the net amounts received and retained by such Trust after paying such taxes, duties, assessments or other governmental charges will be equal to the amounts such Trust would have received had no such taxes, duties, assessments or other governmental charges been imposed.

                                   ARTICLE 5.
                                   SUCCESSORS

SECTION 5.01.     MERGER, CONSOLIDATION, OR SALE OF ASSETS.

                  The Company  may  consolidate  or merge with or into,  convert itself into, or sell, assign, transfer, lease, convey or otherwise dispose of (including any such disposition that might be deemed to occur as a result of the conversion of the Company into another form of organization) all or substantially all of its properties or assets in one or more related transactions, to another Person (other than an individual, a government or an agency or political subdivision of a government), but only if (a) either (i) the Company is the surviving corporation or (ii) the Person formed by or surviving any such consolidation, merger or conversion (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a Person organized or existing under the laws of the United States, any state thereof or the District of Columbia; (b) the Person formed by or surviving any such consolidation, merger or conversion (if other than the Company) or the Person to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Securities and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee; and (c) immediately after such transaction no Default or Event of Default exists. If the Company requests the Trustee to enter into any supplemental indenture, or to take any other action, as a result of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the Company will also furnish to the Trustee an Officer's Certificate and an Opinion of Counsel, each to the effect that the conditions precedent set forth in this Section 5.01 have been complied with.

SECTION 5.02.     SUCCESSOR PERSON SUBSTITUTED.

                  Upon any consolidation, merger or conversion, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01 hereof, the successor Person formed by such consolidation or into or with which the Company is merged or converted or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, conversion, sale, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor Person and not to the Company), and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein; PROVIDED, HOWEVER, that the predecessor Company shall not be relieved from the obligation to pay the principal of and interest on the Securities except in the case of a sale of all of the Company's assets that meets the requirements of Section 5.01 hereof.

                                   ARTICLE 6.
                             DEFAULTS AND REMEDIES

SECTION 6.01.     EVENTS OF DEFAULT.

                  An "Event of Default," with respect to Securities of any series shall have occurred if:

         (a) the Company defaults in the payment when due of interest on, with respect to, any Security of that series and such default continues for a period of 5 days;

         (b) the Company defaults in the payment when due of principal of or premium, if any, on, or sinking fund payment with respect to, any Security of that series when the same becomes due and payable at maturity, upon redemption or otherwise;

         (c) the Company  fails to comply with any of the  provisions of section
5.01 hereof;

         (d) the Company fails to observe or perform any other covenant, representation, warranty or other agreement in this Indenture, with respect to any Security of that series for 30 days after notice to comply;

         (e) the  Company,  pursuant to or within the meaning of any  Bankruptcy
Law:

             (i)  commences a voluntary case,

             (ii) consents to the entry of an order for relief  against it in an involuntary case,

             (iii)consents to the  appointment  of a custodian  of it or for all or substantially all of its property,

             (iv) makes a general  assignment  for the benefit of its creditors,
                  or

             (v)  generally is not paying its debts as they become due;

         (f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

             (i)  is for relief against the Company in an involuntary case;

             (ii) appoints a custodian  of the Company for all or  substantially all of the property of the Company; or

             (iii) orders the liquidation of the Company;

and the order or decree remains unstayed and in effect for 60 consecutive days;

         (g) the Trust holding such Securities shall have voluntarily or involuntarily dissolved, wound-up its business or otherwise terminated its existence, except in connection with (i) the distribution of Securities of such

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

series to holders of such Trust Securities in liquidation of their interests in such Trust, (ii) the redemption of all of the outstanding Trust Securities of such Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Trust Agreement of such Trust; or

         (h) any other event provided with respect to Securities of that series in the terms thereof.

                  The term "CUSTODIAN" as used in this Article 6 means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  A Default under clause (d) with respect to the Securities of any series is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in principal amount of the then outstanding Securities of such series and of all Pari Passu Series with respect to which such Default shall have occurred (treating such series and all Pari Passu Series as a single class) notify the Company and the Trustee, of the Default and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "NOTICE OF DEFAULT." The holders of Trust Preferred Securities then outstanding of Trusts holding Securities of a series with respect to which a Default shall have occurred and Securities of all Pari Passu Series with respect to which such Default shall have occurred may participate in giving the Notice of Default, substituting for such purpose the liquidation preference of the related Trust Preferred Securities for an equivalent principal amount of Securities (on a dollar-for-dollar basis) as to which such holders so participate.

SECTION 6.02.     ACCELERATION.

                  If any Event of Default with respect to any series of Securities (other than an Event of Default specified in clause (e) or (f) of Section 6.01 hereof) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of such series and of all Pari Passu Series with respect to which such Event of Default shall have occurred (treating such series and all Pari Passu Series as a single class) may declare all the Securities of all such series to be due and payable immediately. The holders of Trust Preferred Securities then outstanding of Trusts holding Securities of a series with respect to which an Event of Default shall have occurred and be continuing and Securities of all Pari Passu Series with respect to which such Event of Default shall have occurred and be continuing may participate in the declaration, substituting for such purpose the liquidation preference of the related Trust Preferred Securities for an equivalent principal amount of Securities (on a dollar-for-dollar basis) as to which such holders so participate. Upon any such declaration, the principal of, premium, if any, and accrued and unpaid interest with respect to the Securities of all such series shall become due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (e) or (f) of Section 6.01 hereof occurs with respect to the Company, all outstanding Securities of all series shall be due and payable immediately without further action or notice, PROVIDED that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article 10.

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

SECTION 6.03.     OTHER REMEDIES.

                  If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Security in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04.     WAIVER OF PAST DEFAULTS; RESCISSION OF ACCELERATION.

                  Holders of a majority in aggregate principal amount of the then outstanding Securities of a series and of all Pari Passu Series affected (treating all such series as a single class) may, by notice to the Trustee on behalf of the Holders of all of the Securities of all such series, waive an existing Default or Event of Default and its consequences hereunder (including in connection with an offer to purchase or exchange), except a continuing Default or Event of Default in the payment of the principal of, premium, if any, interest on, or any sinking fund payment with respect to, the Securities of such series, and except a continuing Default or Event of Default under any provision of this Indenture that, under Section 9.02, cannot be modified or waived without the consent of a greater number of Holders or of each Holder affected. Upon any such waiver, such Default or Event of Default shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. The Holders of a majority in aggregate principal amount of the then outstanding Securities of a series and of all Pari Passu Series affected may also rescind an acceleration and its consequences with respect to all such series, including any related payment default that resulted from such acceleration, but not including any other payment default. Notwithstanding anything else in this Section, if Securities of a series and of any applicable Pari Passu Series are held by one or more Trusts: (1) any waiver described in this Section shall require the consent of holders of the Trust Preferred Securities of such Trusts to the extent provided in Section 9.02; (2) any rescission described in this Section shall require the consent of the holders of a majority in aggregate liquidation preference of the related Trust Preferred
Securities; (3) if any consent is given by the holders of Trust Preferred Securities under clause (1) or (2), no separate consent shall be required from the Holders of the related series of Securities; and (4) such series, all of the applicable Pari Passu Series and the related Trust Preferred Securities shall be treated as a single class.

SECTION 6.05.     CONTROL BY MAJORITY.

                  Holders of a majority in principal amount of the then outstanding Securities of all Pari Passu Series affected (treating all such series as a single class) may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it; provided that

             (i) such direction shall not be in conflict with any law or rule or with this Indenture;

             (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

             (iii) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders of Securities of such series not joining therein;

and provided, further, that in the case of a series and all Pari Passu Series of Securities held by one or more Trusts, such direction may be made by the holders of a majority in aggregate liquidation preference of the Trust Preferred Securities then outstanding of Trusts holding such series of Securities, treating the related Trust Preferred Securities as a single class.

SECTION 6.06.     LIMITATION ON SUITS.

                  A Holder of a Security of any series may pursue a remedy with respect to this Indenture or the Securities of such series only if:

         (a) the Holder of a Security of such series gives to the Trustee written notice of a continuing Event of Default;

         (b) the Holders of at least 25% in principal amount of the then outstanding
Securities of such series and of all Pari Passu Series affected (treating all such series as a single class) make a written request to the Trustee to pursue the remedy;

         (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

         (d) the Trustee does not comply with the request within 30 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

         (e) during such 30-day period the Holders of a majority in principal amount of the then outstanding Securities of such series and of all Pari Passu Series affected (treating all such series as a single class) do not give the Trustee a direction inconsistent with the request.

                  A Holder of a Security may not use this Indenture to prejudice the rights of another Holder of a Security or to obtain a preference or priority over another Holder of a Security.

SECTION 6.07.     RIGHTS OF HOLDERS OF SECURITIES TO RECEIVE PAYMENT.

                  Notwithstanding any other provision of this Indenture, the right of any Holder of a Security of any series to receive payment of principal, premium, if any, and interest on such Security, and any additional amounts payable pursuant to Section 4.09 or otherwise under this Indenture, any Board Resolution or any indenture supplemental hereto, on or after the respective due dates expressed in such Security (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after

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

such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08.     COLLECTION SUIT BY TRUSTEE.

                  If an Event of Default specified in Section 6.01(a) or (b) occurs and is continuing with respect to any series of Securities, the Trustee is authorized to recover judgment in its own name and as Trustee of an express trust against the Company for the whole amount of principal of, premium, if any, and interest remaining unpaid on such Securities and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09.     TRUSTEE MAY FILE PROOFS OF CLAIM.

                  The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Securities of any series allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10.     PRIORITIES.

                  If the Trustee collects any money or other property pursuant to this Article, it shall pay out the money or other property in the following order:

                  FIRST: to the Trustee, its agents and attorneys for amounts due under Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

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                  SECOND: to Holders of Securities for amounts due and unpaid on the Securities for principal, premium, if any, interest and any other amounts, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any, interest and other amounts, respectively; and

                  THIRD: to the Company or to such party as a court of competent jurisdiction shall direct.

                  The Trustee may fix a record date and payment date for any payment to Holders of Securities pursuant to this Section 6.10.

SECTION 6.11.     UNDERTAKING FOR COSTS.

                  In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder of a Security pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities of any series.

                                   ARTICLE 7.
                                    TRUSTEE

SECTION 7.01.     DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture or an indenture supplemental hereto, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

         (b) Except during the continuance of an Event of Default:

             (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture or an indenture supplemental hereto, and the Trustee need perform only those duties that are specifically set forth in this Indenture or an indenture supplemental hereto and no others, and no implied covenants or obligations shall be read into this Indenture or an indenture supplemental hereto against the Trustee; and

             (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

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

         (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

             (i) this paragraph does not limit the effect of paragraph (b) of this Section;

             (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proven that the Trustee was negligent in ascertaining the pertinent facts; and

             (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), and (c) of this Section.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at the request of any Holders, unless such Holders shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02.    RIGHTS OF TRUSTEE.

         (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

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

         (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

SECTION 7.03.     INDIVIDUAL RIGHTS OF TRUSTEE.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest (within the meaning of TIA ss. 310(b)) it must eliminate such conflicting interest within 90 days after Default, apply to the SEC for permission to continue as trustee, or resign. Any Agent may do the same with like rights and duties.

SECTION 7.04.     TRUSTEE'S DISCLAIMER.

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or upon the Company's direction under any provision of this Indenture; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee; and it shall not be responsible for any statement or recital herein or any statement in the Securities or any other document in connection with the sale of the Securities or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.05.     NOTICE OF DEFAULTS.

                  If a Default or Event of Default occurs and is continuing and if a Responsible Officer of the Trustee has actual knowledge of such Default or Event of Default, the Trustee shall mail to Holders of Securities a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, or interest on, any Security, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Securities.

SECTION 7.06.     REPORTS BY TRUSTEE TO HOLDERS OF THE SECURITIES.

                  On or before July 31 of each year, beginning with the July 31 following the date on which Securities are first issued under this Indenture, and for so long as Securities remain outstanding, the Trustee shall mail to the Holders of the Securities a brief report dated as of such reporting date that complies with TIA ss. 313(a) (but if no event described in TIA ss. 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA ss. 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA ss. 313(c). A copy of each report at the time of its mailing to the Holders of Securities shall be mailed to the Company and filed with the SEC and each stock exchange on

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

which the Securities are listed in accordance with TIA ss. 313(d). The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.07.     COMPENSATION AND INDEMNITY.

                  The Company shall pay to the Trustee from time to time such compensation for its acceptance of this Indenture and services hereunder as the Company and Trustee have separately agreed. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

                  The Company shall indemnify the Trustee against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the Company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or willful misconduct. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim, and the Trustee shall cooperate in the defense. The Trustee may have separate counsel, and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

                  The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture, and the removal or resignation of the Trustee.

                  To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium, if any, and interest on particular Securities. Such lien shall survive the satisfaction and discharge of this Indenture.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(e) or (f) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 7.08.     REPLACEMENT OF TRUSTEE.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

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

                  The Trustee may resign with respect to one or more or all series of Securities at any time and be discharged from the trust hereby created by so notifying the Company in writing. The Holders of a majority in principal amount of the then outstanding Securities of any series may remove the Trustee with respect to such series by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

         (a) the Trustee ceases to be eligible in accordance with Section 7.10 hereof;

         (b) the Trustee is adjudged bankrupt or insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

         (c) a custodian or public officer takes charge of the Trustee or its property; or

         (d) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Securities of a series may appoint a successor Trustee to replace the successor Trustee appointed by the Company with respect to that series of Securities.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee, after written request by any Holder of a Security who has been a Holder of a Security for at least six months, ceases to be eligible in accordance with Section 7.10, such Holder of a Security may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Securities. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, PROVIDED all sums owing to the Trustee hereunder have been paid and subject to the lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

                  If a successor Trustee is appointed with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or

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

in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

SECTION 7.09.     SUCCESSOR TRUSTEE BY MERGER, ETC.

                  If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10.     ELIGIBILITY; DISQUALIFICATION.

                  There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trust powers, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

                  This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1), (2) and (5). The Trustee is subject to TIA ss. 310(b).

SECTION 7.11.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

                  The Trustee is subject to TIA ss. 311(a), excluding any creditor relationship described in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                   ARTICLE 8.
      LEGAL DEFEASANCE AND COVENANT DEFEASANCE; SATISFACTION AND DISCHARGE

SECTION 8.01. OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE; ALTERNATIVE SATISFACTION AND DISCHARGE.

         (a) The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof, with such modifications thereto as may be specified in the Board Resolution or supplemental indenture establishing a particular series of Securities, be applied to all outstanding Securities of one or more series upon compliance with the conditions set forth below in this
Article 8.

         (b) As an alternative to having Section 8.02 or 8.03 be applied to all outstanding Securities of one or more series, the Company may terminate its obligations under the Securities of one or more series and its obligations under this Indenture in respect of such series of Securities (except those obligations referred to in the penultimate paragraph of this Section 8.01(b), and any obligation of the Company to convert or exchange Securities of such series as

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

expressly provided for in the Board Resolution or indenture supplemental hereto establishing such Series) (1) if (i) all Securities of such series theretofore authenticated and delivered (except lost, stolen or destroyed Securities that have been replaced or paid and Securities for whose payment cash in United States dollars has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 8.06) have been delivered to the Trustee for cancellation; (ii) the Company has paid all sums payable by it hereunder or under the applicable Board Resolution or indenture supplemental hereto in respect of such series of Securities; and (iii) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the satisfaction and discharge of this Indenture have been complied with; or (2) if (i) either (A) in the case of a series of Securities redeemable prior to its stated maturity, the Company shall, pursuant to Article 3, have given notice to the Trustee and mailed a notice of redemption to each Holder of Securities of such series of the redemption of all of such Securities under arrangements satisfactory to the Trustee for the giving of such notice or (B) all Securities of such series have otherwise become due and payable hereunder or will become due and payable within one year; (ii) the Company shall have irrevocably deposited or caused to be deposited with the Trustee (or a trustee satisfactory to the Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee), as trust funds in trust solely for the benefit of the Holders of Securities of such series for that purpose, cash in United States dollars in such amount as is sufficient without consideration of reinvestment of interest or other earnings on such cash, to pay the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for the principal of, premium, if any, and interest on the outstanding Securities of such series to the date of such deposit (in the case of Securities which have become due and payable) or to the stated maturity or redemption date, as the case may be; (iii) no Default or Event of Default with respect to this Indenture or the Securities shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company is bound; (iv) the Company shall have paid all other sums payable by it hereunder in respect of Securities of such series; and (v) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the foregoing paragraph, the Company's obligations in Sections 2.07, 2.08, 2.09, 2.10, 4.01, including any provision of the applicable Board Resolution or indenture supplemental hereto relating to the payment of principal, premium or interest, 4.02, 7.07, 8.06 and 8.07 shall survive with respect to the Securities of the applicable series until they are no longer outstanding pursuant to the last paragraph of Section 2.10. After the Securities of the applicable series are no longer outstanding, the Issuer's obligations in Sections 7.07, 8.06 and 8.07 shall survive in respect of Securities of the applicable series.

                  After such delivery or irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities of the applicable series and the Company's obligations under this Indenture with respect to the Securities of such series, except for those surviving obligations specified above.

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

SECTION 8.02.     LEGAL DEFEASANCE AND DISCHARGE.

                  Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02 relating to one or more series of Securities, the Company shall, upon the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities of the applicable series, which shall thereafter be deemed to be "OUTSTANDING" only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all of its other obligations under the Securities of the applicable series and under the provisions of this Indenture applicable to such series (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Securities of the applicable series to receive solely from the trust fund described in Section 8.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest, on such Securities when such payments are due, (b) the Company's Obligations with respect to such Securities under Article 2 and
Section 4.02 hereof and with respect to the payment of Additional Sums, if any, on such Securities as contemplated by Section 4.09, (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and the Company's obligations in connection therewith and (d) this Article 8. Subject to compliance with this Article 8, the Company may exercise its option under this
Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

SECTION 8.03.     COVENANT DEFEASANCE.

                  Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03 relating to one or more series of Securities, the Company shall, upon the satisfaction of the conditions set forth in Section 8.04 hereof, be released from its obligations under the covenants contained in Sections 4.03, 4.04, 4.05, 4.06 and 4.07 hereof with respect to the outstanding Securities of the applicable series, and under any other covenants specified in the supplemental indenture or other terms of the applicable series as covenants to which this Section 8.03 apply, on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Securities of the applicable series shall thereafter be deemed not "OUTSTANDING" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "OUTSTANDING" for all other purposes hereunder (it being understood that the Securities of the applicable series shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the "OUTSTANDING" Securities of the applicable series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 8.04.     CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

                  The following shall be the conditions to the application of either Section 8.02 or 8.03 hereof to the outstanding Securities of one or more series:

                  In order to  exercise  either  Legal  Defeasance  or  Covenant
Defeasance:

         (a) the Company must irrevocably deposit with the Trustee, (or another trustee satisfying the requirements of Section 7.10, who shall agree to comply with the provisions of this Article 8 applicable to it) in trust, for the benefit of the Holders of the Securities of the applicable series, (i) an amount of cash in United States dollars, (ii) non-callable U.S. Government Obligations which, through scheduled payment of principal and interest in respect thereof in accordance with their terms, will provide, not later than one Business Day before the due date of any payment of principal of, premium, if any, or interest on the Securities of such series, cash in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, interest and premium, if any, on the outstanding Securities of the applicable series on the Stated Maturity or on the applicable redemption date, as the case may be, and any mandatory sinking fund payments applicable to the Securities of such series on the day on which such payments are due, and the Company must specify whether the Securities of the applicable series are being defeased to maturity or to a particular redemption date;

         (b) in the case of an election under Section 8.02 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Securities of the applicable series will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

         (c) in the case of an election under Section 8.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders of the outstanding Securities of the applicable series will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

         (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit) or insofar as Sections 6.01(e) or (f) hereof are concerned, at any time in the period ending on the 91st day after the date of deposit (or greater period of time in which any such deposit of trust funds may remain subject to bankruptcy or insolvency laws insofar as those apply to the deposit by the Company);

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         (e) the  Company  shall have  delivered  to the  Trustee  an  Officers'
Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance have been complied with.

SECTION 8.05. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

                  Subject to Section 8.06 hereof, all money and non-callable U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.05, the "TRUSTEE") pursuant to Section 8.04 hereof in respect of the outstanding Securities of the applicable series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable U.S. Government Obligations deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities of the applicable series.

                  Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable U.S. Government Obligations held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance of the applicable series.

SECTION 8.06.     REPAYMENT TO COMPANY.

                  Any money and U.S. Government Obligations deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such money and U.S. Government Obligations, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the NEW YORK TIMES and THE WALL STREET JOURNAL (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days

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from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 8.07.     REINSTATEMENT.

                  If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable U.S. Government Obligations deposited pursuant to
Section 8.02 or 8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03 hereof, as the case may be; PROVIDED, HOWEVER, that, if the Company makes any payment of principal of, premium or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9.
                        AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.01.     WITHOUT CONSENT OF HOLDERS OF SECURITIES.

                  Notwithstanding Section 9.02 of this Indenture, the Company and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Holder of a Security:

         (a) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article 5 hereof;

         (b) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities stating that such covenants are expressly being included for the benefit of such series) as the Board of Directors and the Trustee shall consider to be for the protection of the Holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

         (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

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

         (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture; provided that any such action shall not adversely affect the interests of the Holders of the Securities;

         (e) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 7.08;

         (f) to make any change that does not adversely affect the rights of any Holder; or

         (g) to provide for the issuance of and establish the form and terms and conditions of the Securities of any series, to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the Holders of any series of Securities.

                  Upon the request of the Company accompanied by a copy of a Board Resolution, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of the certificate, authorizing the execution of any such amended or supplemental indenture, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.02.     WITH CONSENT OF HOLDERS OF SECURITIES.

                  Except as provided below in this Section 9.02, the Company and the Trustee may amend or supplement this Indenture, or the Securities of any series may be amended or supplemented, with the consent of the Holders of a majority in principal amount of the Securities then outstanding of all series affected by such supplemental indenture (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium or interest on the Securities) or compliance with any provision of this Indenture or the Securities of such series may be waived with the consent of the Holders of a majority in principal amount of the Securities then outstanding of all series affected by such waiver (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for the Securities). Any amendment to the provisions of Article 10 hereof will require the consent of the Holders of at least 75% in aggregate principal amount of the Securities then outstanding of all affected series (treating all series that are Pari Passu Series with respect to each other as a single class), and in the case of Securities issued to one or more Selective Capital Trusts, the holders of 75% in aggregate liquidation preference of the related Trust Preferred Securities (treating all such securities as a single class) if such amendment would adversely affect the rights of Holders of the Securities.

                  For purposes of  determining  the consent  required under this
Section 9.02: (a) any consent by the Holders of Securities of a series held by a Trust shall also require the consent of a majority or other applicable percentage in liquidation preference of Trust Preferred Securities of such Trust; (b) if any consent is given by holders of Trust Preferred Securities pursuant to clause (a), no separate consent shall be required from the Holders of the related series of Securities; and (c) all of the applicable series of Securities that are Pari Passu Series, and all Trust Preferred Securities of the related Trusts, shall be treated as a single class.

                  Upon the request of the Company accompanied by a copy of a Board Resolution, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of the certificate, authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders of Securities of each such series as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02(b) hereof, the Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture.

                  It shall not be necessary for the consent of the Holders of Securities under this Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an  amendment,  supplement  or waiver under this Section
9.02 becomes effective, the Company shall mail to the Holders of Securities of such series affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

                  However, without the consent of each Holder of Securities affected, and each holder of the related Trust Preferred Securities affected, an amendment or waiver may not:

         (a) reduce the principal amount of the Securities of any series whose Holders must consent to an amendment, supplement or waiver;

         (b) reduce the principal of or change the fixed maturity of the principal of, premium, if any, or mandatory sinking fund obligation, if any, with respect to any Securities of any series or alter the provisions with respect to the redemption of the Securities;

         (c) reduce the rate of or change the time for payment of interest, including default interest, on any Security of any series or change any obligation of the Company to pay Additional Sums (except as contemplated by Section 5.01 and permitted by Section 9.01(a));

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

         (d) waive a Default or Event of Default in the payment of principal of or interest or premium on the Securities of any series (except a rescission of acceleration of the Securities by the Holders of a majority in aggregate principal amount of the Securities of any one or more affected series and a waiver of the payment default that resulted from such acceleration);

         (e) make any Security of any series payable in currency other than that stated in the Securities of such series;

         (f) make any change in the provisions of this Indenture relating to waivers of past Defaults or the rights of Holders of Securities to receive payments of principal of or interest or premium on the Securities;

         (g) waive a redemption payment with respect to any Security; or

         (h) make any change in Section 6.04 or 6.07 hereof or in the amendment and waiver provisions of Section 9.01 or this Section 9.02; or

         (i) materially and adversely affect the interests of the holders of any of the Trust Preferred Securities.

PROVIDED FURTHER, that any amendment or waiver described in paragraphs (a) through (i) above shall not be effective until each holder of the Trust Preferred Securities of the Trust(s) holding such Securities shall have consented to such amendment, waiver or supplement.

SECTION 9.03.     COMPLIANCE WITH TRUST INDENTURE ACT.

                  Every amendment or supplement to this Indenture or the Securities shall be set forth in an amended or supplemental indenture that complies with the TIA as then in effect.

SECTION 9.04.     REVOCATION AND EFFECT OF CONSENTS.

                  Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder of a Security and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Securities, even if notation of the consent is not made on any Securities. However, any such Holder of a Security or subsequent Holder of a Security may revoke the consent as to its Securities if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

SECTION 9.05.     NOTATION ON OR EXCHANGE OF SECURITIES.

                  The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Securities thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment, supplement or waiver.

                  Failure to make the appropriate notation or to issue new Securities shall not affect the validity and effect of such amendment, supplement or waiver.

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

SECTION 9.06.     TRUSTEE TO SIGN AMENDMENTS, ETC.

                  The Company may not sign an amendment or supplemental indenture until its Board of Directors approves it. The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                  ARTICLE 10.
                                  SUBORDINATION

SECTION 10.01.     AGREEMENT TO SUBORDINATE.

         (a) The Company agrees, and each Holder by accepting a Security agrees, that the Indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Debt (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

         (b) If any holder of Senior Debt is required by any court or otherwise to return to the Company, or any Custodian, trustee, or similar official acting in relation to the Company, any amount paid by the Company to such holder of Senior Debt, the provisions of this Article 10, to the extent theretofore discharged, shall be reinstated in full force and effect; PROVIDED, HOWEVER, that any amounts paid pursuant to this Indenture to Holders of Securities shall not be subject to disgorgement pursuant to the provisions of this paragraph (b).

SECTION 10.02.     CERTAIN DEFINITIONS.

                  "DESIGNATED  SENIOR  DEBT"  means (i) the Senior Bank Debt and
(ii) any other Senior Debt permitted under this Indenture the principal amount of which at least the amount specified in the applicable supplemental indenture and that has been designated by the Company as "DESIGNATED SENIOR DEBT."

                  "REPRESENTATIVE" means the indenture trustee or other trustee, agent or representative for any Senior Debt.

                  A "DISTRIBUTION" may consist of cash, securities or other property, by set-off or otherwise.

SECTION 10.03.    LIQUIDATION; DISSOLUTION; BANKRUPTCY.

                  Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization,

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

insolvency, receivership or similar proceeding relating to the Company or its property, an assignment for the benefit of creditors or any marshalling of the Company's assets and liabilities:

             (1) holders of Senior Debt shall be entitled to receive payment in full of all Obligations due in respect of such Senior Debt (including interest after the commencement of any such proceeding at the rate specified in the applicable Senior Debt) before the Holders of Securities shall be entitled to receive any payment with respect to the Securities (except that Holders may receive (i) securities that are subordinated to at least the same extent as the Securities to (a) Senior Debt and (b) any securities issued in exchange for Senior Debt and (ii) payments and other distributions made from any defeasance trust created pursuant to Section 8.05 hereof); and

             (2) until all Obligations with respect to Senior Debt (as provided in subsection (1) above) are paid in full, any distribution to which the Holders of Securities would be entitled but for this Article shall be made to holders of Senior Debt (except that Holders may receive (i) securities that are subordinated to at least the same extent as the Securities to (a) Senior Debt and (b) any securities issued in exchange for Senior Debt and (ii) payments and other distributions made from any defeasance trust created pursuant to Section
8.05 hereof), as their interests may appear.

SECTION 10.04.     DEFAULT ON DESIGNATED SENIOR DEBT.

         (a) The Company may not make any payment or distribution to the Trustee or any Holder in respect of the Securities and may not acquire from the Trustee or any Holder any Securities for cash or property (other than (1) securities that are subordinated to at least the same extent as the Securities to (A) Senior Debt and (B) any securities issued in exchange for Senior Debt and (2) payments and other distributions made from any defeasance trust created pursuant to Section 8.05 hereof) until all principal and other Obligations with respect to the Senior Debt have been paid in full if:

             (1) a default in the payment of the principal of, premium, if any, or interest on Designated Senior Debt occurs and is continuing beyond any applicable grace period in the agreement, indenture or other document governing such Designated Senior Debt; or

             (2) a default, other than a default specified in Section 10.04(a)(1), on Designated Senior Debt occurs and is continuing with respect to Designated Senior Debt that then permits holders of the Designated Senior Debt as to which such default relates to accelerate its maturity and the Trustee receives a notice of the default (a "PAYMENT BLOCKAGE NOTICE") from a Person who may give it pursuant to Section 10.12 hereof. If the Trustee receives any such Payment Blockage Notice, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until (I) at least 360 days shall have elapsed since the effectiveness of the immediately prior Payment Blockage Notice and (II) all scheduled payments of principal and premium, if any, and interest on the Securities that have come due (other than by reason of acceleration) have been paid in full in cash. No default described in this paragraph (2) that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

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

         (b) The Company may and shall resume payments on and distributions in respect of the Securities and may acquire them:

                  (i)  in  the  case  of  a   default   described   in   Section
                       10.04(a)(1), upon the date on which the default is cured or waived, and

                  (ii) in  the  case  of  a  default   referred  to  in  Section
                       10.04(a)(2) hereof, the earlier of the date on which such default is cured or waived or 179 days after the date on which the applicable Payment Blockage Notice is received, unless the maturity of any Designated Senior Debt has been accelerated,

                  if   this Article otherwise permits the payment,  distribution
or acquisition at the time of such payment or acquisition.

SECTION 10.05.    ACCELERATION OF SECURITIES.

                  If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Debt of the acceleration.

SECTION 10.06.    WHEN DISTRIBUTION MUST BE PAID OVER.

                  In the event that the Trustee or any Holder receives any payment of any Obligations with respect to the Securities at a time when the Trustee or such Holder, as applicable, has actual knowledge that such payment is prohibited by Section 10.04 hereof, such payment shall be held by the Trustee or such Holder, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to, the holders of Senior Debt as their interests may appear or their Representative under the indenture or other agreement (if any) pursuant to which Senior Debt may have been issued, as their respective interests may appear, for application to the payment of all Obligations with respect to Senior Debt remaining unpaid to the extent necessary to pay such Obligations in full in accordance with their terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

                  With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article 10, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the Trustee shall pay over or distribute to or on behalf of Holders or the Company or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article 10, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

SECTION 10.07.    NOTICE BY COMPANY.

                  The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of any Obligations with respect to the Securities to violate this Article, but failure to give such notice shall not affect the subordination of the Securities to the Senior Debt as provided in this Article.

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SECTION 10.08.    SUBROGATION.

                  After all Senior Debt is paid in full and until the Securities are paid in full, Holders shall be subrogated (equally and ratably with all other Indebtedness pari passu with the Securities) to the rights of holders of Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders have been applied to the payment of Senior Debt. A distribution made under this Article to holders of Senior Debt that otherwise would have been made to Holders is not, as between the Company and Holders, a payment by the Company on the Senior Debt.

SECTION 10.09.    RELATIVE RIGHTS.

                  This Article defines the relative rights of Holders and holders of Senior Debt. Nothing in this Indenture shall:

                  (i) impair, as between the Company and Holders, the obligation of the Company, which is absolute and unconditional, to pay principal of, premium, if any, and interest (including Additional Sums, if any) on the Securities in accordance with their terms;

                  (ii) affect the relative rights of Holders and creditors of the Company other than rights of Holders of the Securities in relation to holders of Senior Debt; or

                  (iii) prevent the Trustee or any Holder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of Senior Debt to receive distributions and payments otherwise payable to Holders.

                  If the Company fails because of this Article to pay principal of or interest on a Security on the due date, the failure is still a Default or Event of Default.

SECTION 10.10.    SUBORDINATION MAY NOT BE IMPAIRED BY COMPANY.

                  No right of any holder of Senior Debt to enforce the subordination of the Indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or any Holder or by the failure of the Company or any Holder to comply with this Indenture.

SECTION 10.11.    DISTRIBUTION OR NOTICE TO REPRESENTATIVE.

                  Whenever a distribution is to be made or a notice given to holders of Senior Debt, the distribution may be made and the notice given to their Representative.

                  Upon any payment or distribution of assets of the Company referred to in this Article 10, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or

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agent or other Person making any  distribution  to the Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

SECTION 10.12.    RIGHTS OF TRUSTEE AND PAYING AGENT.

                  Notwithstanding the provisions of this Article 10 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and any Paying Agent may continue to make payments on the Securities, unless the Trustee shall have received at the Corporate Trust Office of the Trustee at least five Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Securities to violate this Article or a Responsible Officer of the Trustee otherwise has actual knowledge of such facts. Only the Company or a Representative may give the notice. Nothing in this
Article 10 shall impair the claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof.

                  The Trustee in its individual or any other capacity may hold Senior Debt with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

SECTION 10.13.    AUTHORIZATION TO EFFECT SUBORDINATION.

                  Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article 10, and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 6.09 hereof at least 30 days before the expiration of the time to file such claim, the agent under the Credit Facility (or in the absence of such agent, the lender) is hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

                                  ARTICLE 11.
                      EXTENSION OF INTEREST PAYMENT PERIOD

SECTION 11.01.    APPLICABILITY OF ARTICLE.

                  This Article shall apply only to Securities of a series that are initially issued to a Trust. It shall apply to Securities of all such series unless otherwise provided or modified in the terms of such series established pursuant to Section 2.02.

SECTION 11.02.    EXTENSION OF INTEREST PAYMENT PERIOD.

                  So long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time and from time to time during the term of Securities to which this Article applies, to defer payments of interest by extending the interest payment period of such Securities for a period not exceeding 10 consecutive semi-annual periods (if interest on Securities of such series is payable semi-annually) or 20 consecutive quarterly periods (if

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interest on Securities of such series is payable quarterly), including the first such semi-annual or quarterly period during such extension period (the "Extended Interest Payment Period"), during which Extended Interest Payment Period no interest shall be due and payable; PROVIDED THAT no Extended Interest Payment Period shall end on a date other than an Interest Payment Date for Securities of such series or extend beyond the Stated Maturity of the principal of the Securities of such series. To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 11.02, will bear interest thereon at the stated rate of interest applicable to the Securities of such series, compounded
semi-annually   (if   interest   on   Securities   of  such  series  is  payable
semi-annually) or quarterly (if interest on Securities of such series is payable quarterly) for each semi-annual period of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Company shall pay all interest accrued and unpaid on the Securities of such series, including any Additional Interest and Compounded Interest (together, "Deferred Interest") that shall be payable to the Holders of the Securities of such series in whose names the Securities are registered in the Register on the first record date preceding the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Company may further defer payments of interest by further extending such period, PROVIDED that such period, together with all such previous and further extensions within
such  Extended  Interest  Payment  Period,   shall  not  exceed  10  consecutive
semi-annual periods (if interest on Securities of such series is payable semi-annually) or 20 consecutive quarterly periods (if interest on Securities of such series is payable quarterly), including the first such semi-annual period during such Extended Interest Payment Period, or end on a date other than an Interest Payment Date or extend beyond the Stated Maturity of the principal of the Securities of such series. Upon the termination of any Extended Interest Payment Period and the payment of all Deferred Interest then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period, except at the end thereof, but the Company may prepay at any time all or any portion of the interest accrued during an Extended Interest Payment Period.

SECTION 11.03.     NOTICE OF EXTENSION.

         (a) If a Trust is the only Holder of the Securities to which this Article applies at the time the Company selects an Extended Interest Payment Period, the Company shall give written notice to the Administrative Trustees and the Property Trustee of such Selective Capital Trust, and to the Trustee, of its selection of such Extended Interest Payment Period at least five Business Days before the earlier of (i) the next succeeding date on which distributions on the Trust Preferred Securities issued by such Trust are payable, or (ii) the date such Trust is required to give notice of the record date, or the date such distributions are payable, to any national securities exchange or to holders of the Trust Preferred Securities issued by such Trust, but in any event at least five Business Days before such record date.

         (b) If a Trust is not the only Holder of the Securities to which this Article applies at the time the Company selects an Extended Interest Payment Period, the Company shall give the Holders of the Securities and the Trustee written notice of its selection of such Extended Interest Payment Period at least 10 Business Days before the earlier of (i) the next succeeding Interest Payment Date, or (ii) the date the Company is required to give notice of the record or payment date of such interest payment to any national securities exchange.

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

         (c) The semi-annual or quarterly period in which any notice is given pursuant to paragraphs (a) or (b) of this Section 11.03 shall be counted as one of the 10 semi-annual periods or 20 quarterly periods permitted in the maximum Extended Interest Payment Period permitted under Section 11.03.

                                  ARTICLE 12.
                              MEETINGS OF HOLDERS

SECTION 12.01.    PURPOSES FOR WHICH MEETING MAY BE CALLED.

                  A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article 12 to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 12.02.    CALL, NOTICE AND PLACE OF MEETINGS.

         (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 12.01, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in such other place as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 13.02, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

         (b) In  case  at any  time  the  Company,  by or  pursuant  to a  Board
Resolution, or the Holders of at least 25% in principal amount of the outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 12.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place for such meeting and may call such meeting for such purposes by giving notice thereof as provided in clause (a) of this Section.

SECTION 12.03.    PERSONS ENTITLED TO VOTE AT MEETINGS.

                  To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (a) a Holder of one or more outstanding Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

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

SECTION 12.04.    QUORUM; ACTION.

                  The Persons entitled to vote a majority in principal amount of the outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture (or any Board Resolution or indenture supplemental hereto establishing a series of Securities hereunder) expressly provides may be given by the Holders of more or less than a majority in principal amount of the outstanding Securities of a series, the Persons entitled to vote such percentage in principal amount of the outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any such adjourned meeting shall be given as provided in Section 12.02(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the outstanding Securities of such series which shall constitute a quorum.

                  Except as otherwise provided in Section 6.02 or 9.02 (or in any Board Resolution or indenture supplemental hereto establishing a series of Securities hereunder), any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the outstanding Securities of that series; provided, however, that, except as otherwise provided in Section 6.02 or 9.02 (or in any Board Resolution or indenture supplemental hereto establishing a series of Securities hereunder), any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture or any supplemental indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of the outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the outstanding Securities of such series.

                  Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not such Holders were present or represented at the meeting.

SECTION 12.05. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS.

         (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the

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

appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.05 and the appointment of any proxy shall be proved in the manner specified in Section
1.05. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.05 or other proof.

         (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 12.02(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote at least a majority in principal amount of the outstanding Securities of such series represented at the meeting.

         (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $25 principal amount of the outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

         (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 12.02 at which a quorum is present may be adjourned from time to time by Persons entitled to vote at least a majority in principal amount of the outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

SECTION 12.06.    COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

                  The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 12.02 and, if applicable, Section 12.04. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

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

SECTION 12.07.     ARTICLE SUBJECT TO OTHER PROVISIONS.

         Each provision of this Article 12 (whether or not expressly so stated) is subject to any other provision of this Indenture (or any Board Resolution or supplemental indenture establishing a series of Securities hereunder) that (1) provides that Securities of different series constitute a single class, or (2) provides rights to holders of Trust Preferred Securities of Selective Capital Trusts that are Holders of Securities.

                                  ARTICLE 13.
                                 MISCELLANEOUS

SECTION 13.01.    TRUST INDENTURE ACT CONTROLS.

                  This Indenture is subject to the provisions of the TIA that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

SECTION 13.02.    NOTICES.

                  Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

                  If to the Company:

                         Harleysville Group Inc.
                         355 Maple Avenue
                         Harleysville, PA  19438-2297
                         Facsimile No.: (215) 256-5627
                         Attention:  Bruce J. Magee, Senior Vice President
                                        and Chief Financial Officer


                  If to the Trustee:

                         J.P. Morgan Trust Company, National Association

                         ----------------------

                         ----------------------

                         ----------------------


                         Facsimile No.:  ----------------------

                         Attention:  ----------------------

                  The  Company  or the  Trustee,  by  notice to the  others  may
designate   additional  or  different   addresses  for  subsequent   notices  or
communications.

                  All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail,

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

postage  prepaid,  if  mailed;  when  receipt  acknowledged  or  confirmed,   if
telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  Any notice or communication to a Holder shall be mailed by first class mail or by overnight courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA ss. 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

                  If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

                  If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 13.03. COMMUNICATION BY HOLDERS OF SECURITIES WITH OTHER HOLDERS OF SECURITIES.

                  Holders may communicate pursuant to TIA ss. 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

SECTION 13.04.    CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

         (a)  an  Officers'   Certificate  in  form  and  substance   reasonably
satisfactory to the Trustee (which shall include the statements set forth in Section 13.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

         (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 13.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 13.05.    STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA ss. 314(a)(4)) shall comply with the provisions of TIA ss. 314(e) and shall include:

         (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

         (b) a brief  statement as to the nature and scope of the examination or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

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

         (c) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

         (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 13.06.    RULES BY TRUSTEE AND AGENTS.

                  The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 13.07. NO PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS.

                  No past, present or future director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Securities, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.

SECTION 13.08.    GOVERNING LAW.

                  THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE AND ENFORCE THIS INDENTURE AND THE SECURITIES.

SECTION 13.09.    NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

                  This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 13.10.    SUCCESSORS.

                  All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 13.11.    SEVERABILITY.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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SECTION 13.12.    COUNTERPART ORIGINALS.

                  The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Indenture will be effective when each party shall have signed and delivered (including delivery by facsimile transmission), one or more counterparts to the other, but it shall not be necessary for both parties to sign the same counterpart.

SECTION 13.13.    TABLE OF CONTENTS, HEADINGS, ETC.

                  The Table of Contents and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 13.14.    ACKNOWLEDGMENT OF RIGHTS

                  The Company acknowledges that, with respect to any Securities held by a Trust or a trustee of such trust, if the Property Trustee of such trust fails to enforce its rights under this Indenture as the Holder of the series of Securities held as the assets of such Trust, any holder of Trust
Preferred Securities may institute legal proceedings directly against the Company to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against the Property Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the applicable series of Securities on the date such interest or principal is otherwise payable (or in the case of redemption, on the redemption date), the Company acknowledges that a holder of Trust Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the applicable series of Securities having a principal amount equal to the aggregate liquidation preference of the Trust Preferred Securities of such holder on or after the respective due date specified in the applicable series of Securities.

                            [Signature Page Follows]

                                   SIGNATURES



                  IN WITNESS WHEREOF, the parties have executed this Indenture as of the date first written above.



                                          HARLEYSVILLE GROUP INC.

                                          By________________________________
                                          Name:
                                          Title:


J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee


By__________________________
Name:
Title:

                                   EXHIBIT A-1

                                 (Face of Note)



         __% [Series__] [Junior] Subordinated [Deferrable Interest] Note due [_____]



[INSERT THE GLOBAL NOTE LEGEND, IF APPLICABLE PURSUANT TO THE PROVISIONS OF THE INDENTURE]



CUSIP:

No:                                                             $______________



                             HARLEYSVILLE GROUP INC.



promises to pay to ______________, as Property Trustee for Harleysville Group Capital Trust [__] or registered assigns, the principal sum of ______________


Dollars on _____________.

Interest Payment Dates: _____________.

Record Dates: _____________.



                                             HARLEYSVILLE GROUP INC.


                                             By:______________________________

                                             Name:

                                             Title:

This is one of the

Notes referred to in the

within-mentioned Indenture:



------------------------------,

as Trustee



By: __________________________________

Authorized Officer

                                 (Back of Note)


                  __% [Series __] [Junior] Subordinated [Deferrable Interest] Note due [____]

                  Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

                  1. INTEREST. Harleysville Group Inc., a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at __% per annum from [__________] until maturity. The Company will pay interest [__________] on _________ and _________ of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be ___________. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                  2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the ________ or ________ next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.14 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                  3. PAYING AGENT AND REGISTRAR. Initially, _____________________, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company may act in any such capacity.

                  4. INDENTURE. The Company issued the Notes under an Indenture dated as of _____________ (the "Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and in [a Supplemental Indenture] [resolutions of [the [___] Committee of ] the Company's

Board of Directors] dated . , and those terms made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb) (the "TIA"). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. The Notes are general obligations of the Company. "Notes" means this Note and all other Notes of the series of which this Note is a part. The Notes are "Securities" within the meaning of the Indenture, and references in the Indenture to "Securities" (including terms such as "Global Securities") include the Notes (and any "Global Notes" as used herein).

                  5.       Optional Redemption.

                  [(a)] The Notes will not be redeemable at the Company's option prior to _____________. The Notes may be redeemed, in whole or in part, at the option of the Company on or after _____________, at the redemption prices specified below (expressed as percentages of the principal amount thereof), in each case, together with accrued and unpaid interest, hereon to the date of redemption, upon not less than 30 nor more than 60 days' notice, if redeemed during the twelve-month period beginning on ___________ of the years indicated below:



                                                                   REDEMPTION

YEAR                                                                  PRICE




                  [(b) Notwithstanding the foregoing, prior to ____________, the Company may, on any one or more occasions, use the net proceeds of one or more offerings of its capital stock to redeem up to __% of the aggregate principal amount of all notes that had been issued under the Indenture up to the time of redemption at a redemption price of __% the principal amount of the notes redeemed, plus accrued and unpaid interest, to the date of redemption; provided that, after any such redemption, the aggregate principal amount of the Notes outstanding (excluding Notes held by the Company and its Subsidiaries) must equal at least __% of the Notes that had been issued under the Indenture up to the time of redemption; and provided further, that any such redemption shall occur within 90 days of the date of closing of such offering of Capital Stock of the Company.]

                  6. MANDATORY REDEMPTION. [The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.] or [Describe mandatory redemption or sinking fund provisions.]

                  7. NOTICE OF REDEMPTION. Notice of Redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

                  8. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in all appropriate denominations. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not transfer or exchange any Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not transfer or exchange any Note for a period of 15 days before a selection of Notes to be redeemed.

                  9. PERSONS DEEMED OWNERS. Harleysville Group Capital Trust [ ], or any successor registered Holder of a Note may be treated as its owner for all purposes.

                  10. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of a majority in principal amount of the then outstanding Notes and other series of Securities affected (treating the Notes and such other series as a single class), and any existing default or compliance with any provision of the Indenture, the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes and other series of Securities affected (treating the Notes and such other series as a single class). Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA.

                  11. DEFAULTS AND REMEDIES. Each of the following constitutes an Event of Default: (i) default by the Company in the payment of interest on the Notes when the same becomes due and payable and default continues for a period of 30 days; (ii) default by the Company in the payment of the principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption or otherwise; (iii) failure by the Company to comply with Section 5.01 of the Indenture; (iv) failure by the Company for 30 days after notice to comply with any of its other agreements in the Indenture or the Notes, (v) certain events of bankruptcy or insolvency with respect to the Company; and (vi) except in certain circumstances, the Trust holding this Note shall have voluntarily dissolved. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes and other series of Securities affected (treating the Notes and such other series as a single class) may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Notes will become due and payable without further action or notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes and other series of Securities affected (treating the Notes and such other series as a single class) may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes and other series of Securities affected (treating the Notes and such other series as a single class) and other series of Securities affected (treating the Notes and such other series as a single class) then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of principal, interest or premium on the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

                  12. SUBORDINATION. Each Holder by accepting a Note agrees that the payment of principal of, premium and interest on each Note is subordinated in right of payment, to the extent and in the manner provided in the Indenture, to the prior payment in full of all Senior Debt (whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

                  13. TRUSTEE DEALINGS WITH THE COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

                  14. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or stockholder of the Company shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

                  15. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

                  16. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  17. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                           Harleysville Group Inc.
                           355 Maple Avenue
                           Harleysville, PA  19438-2297
                           Facsimile No.:  (215) 256-5627
                           Attention: Bruce J. Magee, Senior Vice President
                                           and Chief Financial Officer

                                 ASSIGNMENT FORM
             (for use only after distribution, if any, by the Trust)

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  (Insert assignee's soc. sec. or tax I.D. no.)


--------------------------------------------------------------------------------




--------------------------------------------------------------------------------




--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

(Print or type assignee's name, address and zip code)

and  irrevocably  appoint  _____________________________________________________

to transfer  this Note on the books of the Company.  The agent may substitute another to act for him.


--------------------------------------------------------------------------------


Date: ________________
                                          Your Signature: ______________________

                                               (Sign exactly as your name
                                               appears on the face of this Note)

SIGNATURE GUARANTEE.

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE
         The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:


                                                                           Principal Amount of
                           Amount of decrease     Amount of increase in     this Global Note         Signature of
                           in Principal Amount          Principal            following such       authorized officer
                           of this Global         Amount of this Global         decrease            of Trustee or
    Date of Exchange             Note                     Note               (or increase)          Note Custodian
    ----------------       -------------------    ---------------------     ------------------    -------------------
